UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
December 29, 2008
LIMELIGHT NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33508 (Commission File Number)	20-1677033 (IRS Employer Identification No.)
2220 W. 14th Street
Tempe AZ 85281
(Address of principal executive offices, including zip code)
(602) 850-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-99.6
EX-99.7

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On December 30, 2008, Limelight Networks, Inc. (the “Company”) entered into an Amendment to Employment Agreement with Jeffrey W. Lunsford, the Company’s President, Chief Executive Officer and Chairman (the “Lunsford Amendment”), an Amendment to Employment Agreement with Nathan F. Raciborski, the Company’s Co-Founder and Chief Technical Officer (the “Raciborski Amendment”), an Amendment to Employment Agreement with Michael M. Gordon, the Company’s Co-Founder and Chief Strategy Officer (the “Gordon Amendment”), an Amendment to Employment Agreement with Douglas S. Lindroth, the Company’s Senior Vice President and Chief Financial Officer (the “Lindroth Amendment”), an Amendment to Amended and Restated Employment Agreement with Matthew Hale, the Company’s former Chief Financial Officer who will remain employed by the Company until December 31, 2008 (the “Hale Amendment”), an Amendment to Employment Agreement with David M. Hatfield, the Company’s Senior Vice President of Worldwide Sales, Marketing and Services (the “Hatfield Amendment”), and an Amendment to Employment Agreement with Philip C. Maynard, the Company’s Senior Vice President, Chief Legal Officer and Secretary (the “Maynard Amendment,” and together with the Lunsford Amendment, the Raciborski Amendment, the Gordon Amendment, the Lindroth Amendment, the Hale Amendment and the Hatfield Amendment, the “Amendments”).
     The Amendments were entered into in order to bring each executive officer’s employment agreement into documentary compliance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance thereunder (together, “Section 409A”). The Amendments provide for changes to the description of the annual incentive compensation of each officer, to payments upon termination of employment, to the description of the separation agreement and release of claims in the event of termination of employment, to provisions with respect to excise tax in the event that the benefits provided for in the employment agreements are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, to the definition of “good reason” for termination of employment, and to the provisions with respect to Section 409A.
     In addition to the amendments to the employment agreements of Messrs. Lunsford, Lindroth and Maynard in order to bring the employment agreements of such officers into documentary compliance with the requirements of Section 409A, certain additional changes were made in each of the Lunsford Amendment, the Lindroth Amendment and the Maynard Amendment in connection with the change of location of the executive offices of such officers.
     The Lunsford Amendment is filed with this report on Form 8-K as Exhibit 99.1, the Raciborski Amendment is filed with this report on Form 8-K as Exhibit 99.2, the Gordon Amendment is filed with this report on Form 8-K as Exhibit 99.3, the Lindroth Amendment is filed with this report on Form 8-K as Exhibit 99.4, the Hale Amendment is filed with this report on Form 8-K as Exhibit 99.5, the Hatfield Amendment is filed with this report on Form 8-K as Exhibit 99.6 and the Maynard Amendment is filed with this report on Form 8-K as Exhibit 99.7, and each is incorporated herein by reference. The foregoing descriptions of the terms of the Amendments are qualified in their entirety by reference to such Amendments.
     On December 29, 2008, the Compensation Committee of the Board of Directors (the “Committee”) of the Company approved an increase to the base salary of Mr. Maynard to $250,000 effective January 1, 2009, and approved an increase to Mr. Maynard’s target annual incentive compensation to $87,500 effective January 1, 2009. On December 29, 2008, the Committee also approved the grant of 150,000 restricted stock units to Mr. Maynard. One-sixteenth (1/16th) of these restricted stock units vest on March 1, 2009, and one-sixteenth (1/16th) of the restricted stock units vest on each of June 1, September 1, December 1 and March 1 thereafter through and including December 1, 2012.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Amendment to Employment Agreement with Jeffrey W. Lunsford dated December 30, 2008.

99.2	Amendment to Employment Agreement with Nathan F. Raciborski dated December 30, 2008.

99.3	Amendment to Employment Agreement with Michael M. Gordon dated December 30, 2008.

99.4	Amendment to Employment Agreement with Douglas S. Lindroth dated December 30, 2008.

99.5	Amendment to Amended and Restated Employment Agreement with Matthew Hale dated December 30, 2008.

99.6	Amendment to Employment Agreement with David M. Hatfield dated December 30, 2008.

99.7	Amendment to Employment Agreement with Philip C. Maynard dated December 30, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.
/s/ Philip C. Maynard
Philip C. Maynard
Senior Vice President, Chief Legal Officer and Secretary

Date: December 31, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amendment to Employment Agreement with Jeffrey W. Lunsford dated December 30, 2008.

99.2	Amendment to Employment Agreement with Nathan F. Raciborski dated December 30, 2008.

99.3	Amendment to Employment Agreement with Michael M. Gordon dated December 30, 2008.

99.4	Amendment to Employment Agreement with Douglas S. Lindroth dated December 30, 2008.

99.5	Amendment to Amended and Restated Employment Agreement with Matthew Hale dated December 30, 2008.

99.6	Amendment to Employment Agreement with David M. Hatfield dated December 30, 2008.

99.7	Amendment to Employment Agreement with Philip C. Maynard dated December 30, 2008.